Commitments and Contingencies - Changes in the Carrying Amount of Warranty Obligations (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Changes in the Carrying Amount of Warranty Obligations
Balance at beginning of year	$ 6,324	$ 4,813
Provision charged to cost of sales	4,606	7,518
Usage	(4,517)	(5,774)
Adjustments to previously provided warranties, net	(1,277)	(43)
Currency translation	(237)	(190)
Balance at end of year	$ 4,899	$ 6,324